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                                                                    EXHIBIT 10.8

                      FIRST EMPLOYMENT AGREEMENT AMENDMENT
                              (PRIVATE EQUITY FEES)

        THIS FIRST EMPLOYMENT AGREEMENT AMENDMENT (this "AGREEMENT") is entered into effective as of December 31, 1999 (the "EFFECTIVE DATE") by and between Enterprise Profit Solutions Corporation, a Delaware corporation (the "COMPANY") and wholly owned subsidiary of EPS Solutions Corporation, a Delaware corporation ("EPS"), and David H. Hoffmann ("EMPLOYEE").

        A. The Company, EPS and Employee entered into an Employment Agreement (the "EMPLOYMENT AGREEMENT") on November 24, 1999.

        B. In March 2000, the board of directors of EPS authorized the payment of $1.2 million to Hoffmann Investment Company, Inc., an entity controlled by Employee, in exchange for, among other things, Employee forfeiting his right to receive as a bonus certain private equity fees received by the Company through executive search services performed by the Company through its DHR division, all as more particularly described below.

        NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto acknowledge and agree as follows:

        1. DEFINITIONS. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Employment Agreement.

        2. FORFEITURE. Notwithstanding any provision of the Employment Agreement to the contrary, Employee acknowledges and agrees that Employee is hereby forfeiting all of Employee's rights to the Equity Fees reflected in the Company's 1999 accounting records as "FORFEITED EQUITY." The Forfeited Equity shall remain the sole property of the Company and Employee shall have no further rights whatsoever to the Forfeited Equity.

        3. RETAINED EQUITY. The Company acknowledges and agrees that the Equity Fees designated in the Company's 1999 accounting records as "RETAINED EQUITY" have not been forfeited by Employee and that Employee has received the Retained Equity as a bonus in accordance with Section 4(d) of the Employment Agreement.

        4. FUTURE EQUITY. The company acknowledges and agrees that this Agreement shall in no way effect Employee's rights pursuant to Section 4(d) of the Employment Agreement to receive as a bonus Equity Fees received by the Company after January 1, 2000 and prior to the Termination Date.

        5. INCORPORATION BY REFERENCE. Section 11 (Miscellaneous) of the Employment Agreement, except Section 11(d), is hereby incorporated by reference. Whenever the term "Agreement" is used in Section 11 as incorporated herein, the term "Agreement" shall refer to this Agreement.


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        6. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces all prior agreements, if any, with respect to the subject matter hereof, except the Employment Agreement which shall be read in conjunction with this Agreement. To the extent that any provision of the Employment Agreement conflicts with a provision of this Agreement, this Agreement shall control. No oral statements or prior written agreements with respect to the subject matter hereof which are not specifically incorporated herein or in the Employment Agreement shall be of any force or effect.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date set forth above.



EMPLOYEE                                 THE COMPANY

                                         Enterprise Profit Solutions Corporation
                                         EPS Solutions Corporation



Signature: /s/ David H. Hoffmann         By:   /s/ Michael Goldstein
          -------------------------         ------------------------------------
Printed Name:  David H. Hoffmann            Name:  Michael Goldstein
                                            Title: Director


                                            By:   /s/ Early Price Pritchett III
                                               ---------------------------------
                                               Name:  Early Price Pritchett III
                                               Title: Director




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